SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                 Date of Report: (Date of earliest event reported):
                         April 11, 2000 (April 6, 2000)


                              Allstar Systems, Inc.
             (Exact name of registrant as specified in its charter)



               Delaware                                0-21479
       (State of Incorporation)                (Commission File Number)

                                   76-0515249
                       (IRS Employer Identification No.)


                             6401 Southwest Freeway
                              Houston, Texas 77074
              (Address of Registrant's principal executive offices)

                                 (713) 795-2000
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          On April 7, 2000, Allstar Systems, Inc. (the "Company") issued a press release announcing that on April 6, 2000 it had entered into an amendment (the "APA Amendment") of the previously announced Asset Purchase Agreement, dated as of March 16, 2000 (the "Purchase Agreement"), with Amherst Computer Products Southwest, LP, a Texas limited partnership ("Amherst"), and Amherst Technologies, L.L.C., a Nevada limited liability company ("AmTech"), relating to the sale of certain assets and the ongoing business of its Computer Products Division. Pursuant to the APA Amendment, in addition to the purchase price provided in the Purchase Agreement, Amherst paid to the Company $250,000 as a non-accountable expense reimbursement. In addition, pursuant to an Escrow Agreement among the Company, Amherst and Compass Bank (the "Escrow Agreement"), Amherst placed $500,000 in an escrow account to be applied to the purchase price at closing of the transaction. If the transaction does not close, the Company will receive all of the escrowed funds, unless the failure to close is due to a breach by the Company of certain of its representations or obligations in the Purchase Agreement or certain of the conditions to Amherst's obligations to close in the Purchase Agreement not being satisfied, in which event, Amherst will receive all of the escrowed funds; and provided that if the transaction does not close because litigation is pending or threatened that prevents consummation of the transaction or that could cause the transaction to be rescinded once closed, the escrowed funds will be split equally between the Company and Amherst.

          In connection with the execution of the APA Amendment, James H. Long entered into an amendment (the "VSA Amendment") of his Voting and Support Agreement with Amherst. Pursuant to the VSA Amendment, Mr. Long agreed unconditionally to vote his shares of common stock of the Company, representing approximately 50.1% of the outstanding common stock of the Company, in favor of approval and adoption of the Purchase Agreement and against any other transaction involving the Computer Products Division. Mr. Long also executed a proxy (the "Proxy") granting two designees of Amherst the right to vote his shares in favor of the Purchase Agreement and against any other transaction involving the Computer Products Division.

          The APA Amendment, VSA Amendment, Escrow Agreement, Proxy and press release are filed as exhibits hereto and are incorporated by reference. The descriptions of the APA Amendment, VSA Amendment, Escrow Agreement and Proxy set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)       Exhibits

               2.1  Amendment  No. 1 to Asset  Purchase  Agreement,  dated as of
April 6, 2000, by and among Amherst Computer Products Southwest, LP, Amherst Technologies, L.L.C. and the Company.

               99.1 Amendment No. 1 to Voting and Support Agreement, dated as of April 6, 2000, by and between Amherst Computer Products Southwest, LP and James
H. Long.

               99.2 Escrow Agreement, dated April 6, 2000, among the Company, Amherst Computer Products Southwest, LP and Compass Bank.

               99.3 Irrevocable Proxy and Limited Power of Attorney, dated April 6, 2000, executed by James H. Long.

               99.4 Text of Press Release, dated April 7, 2000.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2000

                                                ALLSTAR SYSTEMS, INC.


                                                By:   /s/ Donald R. Chadwick
                                                         Donald R. Chadwick
                                                                 Secretary


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                                INDEX TO EXHIBITS


EXHIBIT        DESCRIPTION OF EXHIBIT

2.1 Amendment No. 1 to Asset Purchase Agreement, dated as of April 6, 2000, by and among Amherst Computer Products Southwest, LP, Amherst Technologies, L.L.C. and the Company.

99.1           Amendment  No. 1 to Voting  and  Support  Agreement,  dated as of
               April  6,  2000,  by  and  between  Amherst   Computer   Products
               Southwest, LP and James H. Long.

99.2 Escrow Agreement, dated April 6, 2000, among the Company, Amherst Computer Products Southwest, LP and Compass Bank.

99.3 Irrevocable Proxy and Limited Power of Attorney, dated April 6, 2000, executed by James H. Long.

99.4           Text of Press Release, dated April 7, 2000.